THIRD MODIFICATION TO LOAN AND SECURITY AGREEMENT

This Third Modification to Loan and Security Agreement (this "Modification") is entered into as of August 4, 2008 by and between **AKEENA SOLAR, INC.**, a Delaware corporation ("Borrower"), and **COMERICA BANK** ("Bank"), whose Western Division Headquarters is located at 333 West Santa Clara Street, San Jose, California 95113.

RECITALS

This Modification is entered into upon the basis of the following facts and understandings of the parties, which facts and understandings are acknowledged by the parties to be true and accurate:

Bank and Borrower previously entered into that certain (i) Loan and Security Agreement (Accounts and Inventory) dated January 29, 2007, (ii) First Modification to Loan and Security Agreement dated June 26, 2007, and (iii) Second Modification to Loan and Security Agreement dated December 31, 2007, and as otherwise amended, modified, revised or restated from time to time, collectively referred to herein as the "Agreement".

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are herby acknowledged, the parties agree as set forth below.

AGREEMENT

1. Incorporation by Reference. The Recitals to the Agreement are incorporated herein by this reference. Except as otherwise noted, capitalized terms not defined herein shall have the meaning set forth in the Agreement

2. Modification to the Agreement. Subject to the satisfaction of the conditions precedent as set forth in Section 4 hereof, the Agreement is hereby modified as set forth below.

2.1 The definition of "Termination Date" appearing in Section 1 of the Agreement is amended entirely to read as follows:

"Termination Date" means October 1, 2009.

3. Recertification of Authority. Borrower hereby represents and warrants that (a) Borrower is in good standing in the State of Delaware and under each jurisdiction in which it is authorized to do business, and (b) the articles of incorporation and bylaws of Borrower, and the Resolutions of Board of Directors and Secretary's Certificate delivered to Bank on or about January 29, 2007, each (i) remain in full force and effect, (ii) have not been amended, repealed or rescinded in any respect since the date of such delivery, and (iii) may continue to be relied upon by Bank until express written notice to the contrary is delivered to Bank.

4. Legal Effect. Except as specifically set forth in this Modification, all of the terms and conditions of the Agreement and each other loan document remain in full force and effect.

Except as expressly set forth herein, the execution, delivery and performance of this Modification shall not operate as a waiver of, or as an amendment of, any right, power or remedy of Bank under the Agreement as in effect prior to the date hereof, and Borrower ratifies and reaffirms the continuing effectiveness of all promissory notes, guaranties, security agreements, mortgages, deeds of trust, environmental agreements, and all other instruments, documents and agreements entered into in connection with the Agreement. Borrower represents and warrants that each of the representations and warranties contained in the Agreement are true and correct as of the date of this Modification, and that no Event of Default has occurred and is continuing. The effectiveness of this Modification is conditioned upon receipt by Bank of:

4.1 This Modification, and

4.2 Such other documents as Bank may reasonably require to carry out the terms hereof.

5. Fees; Expenses. Borrower hereby agrees to pay all of Bank's fees and expenses (including legal fees and expenses) incurred in connection with the negotiation, investigation and drafting of this Modification.

6. Integration. This is an integrated Modification and supersedes all prior negotiations and agreements regarding the subject matter hereof. All amendments hereto must be in writing and signed by the parties.

7. Counterparts. This Modification may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[End of Modification; Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Third Modification to Loan and Security Agreement as of the date first set forth above.

AKEENA SOLAR, INC., a Delaware corporation

By: ______________________

Gary Effren, CFO

[Printed Name and Title]

COMERICA BANK

____

Reed Geisreiter, First Vice President-Western Market

GUARANTOR'S CONSENT AND REAFFIRMATION

The undersigned Guarantor hereby consents and agrees to all terms set forth in the foregoing Modification and hereby expressly reaffirms its ongoing obligations under that certain Guaranty dated as of December 31, 2007, executed by the undersigned Guarantor in favor of Bank.

"Guarantor:

ANDALAY SOLAR, INC., a California corporation

By: ______________________

Barry Cinnamon, President

[Printed Name and Title]